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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                ---------------

                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) January 14, 1997

                        REGENERON PHARMACEUTICALS, INC.
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            (Exact name of registrant as specified in its charter)


        NEW YORK                          0-19034              No. 13-3444607
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(State or other jurisdiction            (Commission            (IRS Employer
     of incorporation)                  File Number)         Identification No.)


777 OLD SAW MILL RIVER ROAD, TARRYTOWN, NY                          10591-6707
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 (Address of principal executive offices)                           (Zip Code)


       Registrant's telephone number, including area code (914) 347-7000


                                NOT APPLICABLE
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         (Former name or former address, if changed since last report)

                                  Page 1 of 9

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INFORMATION TO BE INCLUDED IN REPORT

Item 5.  Other Events.

         On January 10, 1997 and January 14, 1997, the Company issued press releases, copies of which are included as exhibits to this filing.

Item 7.  Financial Statements and Exhibits.

         (c)   Exhibits

               99(a)   Press Release dated January 10, 1997.

               99(b)   Press Release dated January 14, 1997.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                 Regeneron Pharmaceuticals, Inc.

                                 By: /s/ Murray A. Goldberg
                                     --------------------------
                                         Murray A. Goldberg
                                         Vice President, Finance &
                                         Administration, Chief Financial
                                         Officer, and Treasurer

Date: January 14, 1997

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